================================================================================


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2004



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                       0-21487                   13-3904147
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)                                         NO.)


                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEMS 1 THROUGH 7.  NOT APPLICABLE.


ITEM 8.01.        OTHER EVENTS.

         On October 15, 2004, the federal Office of Thrift Supervision ("OTS") denied the Registrant's application to consummate the merger agreement between the Registrant and Independence Federal Savings Bank of Washington, D.C. (the "OTS Decision"). On October 18, 2004, Carver Bancorp, Inc. issued a press release announcing the OTS Decision. For further information regarding the OTS Decision, see the OTS Decision and the press release, each of which have been filed as exhibits to this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)      Exhibits

         The following Exhibits are filed as part of this report.

         Exhibit 99.1 Order No. 2004-47 of the Office of Thrift Supervision, dated October 15, 2004.

         Exhibit 99.2 Order No. 2004-49 of the Office of Thrift Supervision, dated October 18, 2004.

         Exhibit 99.3     Press release dated October 18, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CARVER BANCORP, INC.


                                         By: /s/ Deborah C. Wright
                                             -----------------------
                                                 Deborah C. Wright
                                                 President & CEO





Dated:  October 20, 2004

                                  EXHIBIT INDEX

 EXHIBIT NUMBER   DESCRIPTION
 --------------   -----------
      99.1        Order No. 2004-47 of the Office of Thrift Supervision, dated
                  October 15, 2004.
      99.2        Order No. 2004-49 of the Office of Thrift Supervision, dated
                  October 18, 2004.
      99.3        Press release dated October 18, 2004.